                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  May 18, 1999
                Date of Report (Date of earliest event reported)




                                    8X8, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                             333-15627                      77-0142404
-------------------------------          ------------------------         -------------------
(State or other jurisdiction of          (Commission File Number)           (I.R.S. Employer
         incorporation)                                                   Identification No.)



                           2445 Mission College Blvd.
                          Santa Clara, California 95054
                    (Address of principal executive offices)

                                 (408) 727-1885
              (Registrant's telephone number, including area code)



ITEM 5.   OTHER EVENTS


The Board of Directors of 8x8, Inc. (the "Company") has determined that the Company's annual meeting of stockholders (the "Annual Meeting") will be held in July 1999, instead of on June 21, 1999, as reported in the Company's Form 10-Q filed on January 28, 1999. The exact date, time and place of the Annual Meeting will be disclosed in the Company's proxy statement to be distributed to stockholders prior to the meeting.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       8X8, INC.

Dated: May 18, 1999
                                       By:  /s/ SANDRA L. ABBOTT
                                            -------------------------------
                                            Sandra L. Abbott
                                            Chief Financial Officer and
                                            Vice President of Finance